UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

ZAGG INC

(Exact name of registrant as specified in charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 West Legacy Center Drive, Suite 500 Midvale, Utah 84047

(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 1, 2017, ZAGG Inc (the “Registrant”) issued a press release announcing the results of operations for the three and six months ended June 30, 2017, and made publicly available certain supplemental financial information, including commentary on results of operations from Brad Holiday, Chief Financial Officer (“CFO”). The supplemental financial information – financial tables is furnished with this report as Exhibit 99.1, the press release is furnished with this report as Exhibit 99.2, and the supplemental financial information – CFO commentary is furnished with this report as Exhibit 99.3.

The Registrant also will hold its earnings conference call on August 1, 2017. The conference call will be available to interested parties through a live audio Internet broadcast accessible at investors.ZAGG.com under the events tab. A podcast of the conference call will be archived at investors.ZAGG.com for one year.

The information contained in Item 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, and 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Supplemental Financial Information – Financial Tables for the Three and Six Months Ended June 30, 2017
99.2	Results of Operations Press Release dated August 1, 2017
99.3	Supplemental Financial Information – CFO Commentary on Second Quarter 2017 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Inc

Date: August 1, 2017	By:	/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday
Chief Financial Officer

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